                                   EXHIBIT 3.1

                               ARTICLES OF MERGER

     Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, as amended (the "TBCA"), and Section 607.1105 of the 1989 Business Corporation Act of the State of Florida, as amended ("FBCA"), Primeco Inc., a Texas corporation ("Prime" or "Surviving Corporation"), and Vibroplant U.S., Inc., a Florida corporation ("Vibroplant") adopt the following Articles of Merger for the purpose of merging Vibroplant into the Surviving Corporation (the "Merger").

          1. The Plan of Merger (the "Plan"), adopted by Prime as of February 26, 1996, attached hereto as Exhibit A and incorporated herein by reference, contains the terms and conditions of the merger of Vibroplant with and into Prime.

          2. Vibroplant is a wholly owned subsidiary of Prime. Vibroplant currently has 475,000 shares of its common stock outstanding.

          3. A copy of the resolution of the board of directors of Prime approving the Plan, adopted on February 26, 1996, is attached hereto as Exhibit B and incorporated herein by reference.

          4. Shareholder approval of the Merger and the Plan was not required under either the TBCA or the FBCA.





                            [SIGNATURES ON NEXT PAGE]

              IN WITNESS WHEREOF, the undersigned have caused these Articles of Merger to be executed on ___________________, 1996.

                                       PRIMECO INC.



                                       By:
                                       Name:  Thomas E. Bennett
                                       Title:  President


                                       VIBROPLANT U.S., INC.



                                       By:
                                       Name:  Kevin L. Loughlin
                                       Title:  Vice President

                                 PLAN OF MERGER


              Plan of Merger (this "Agreement"), adopted by Primeco Inc., a Texas corporation ("Prime"), and dated as of February 26, 1996.

              WHEREAS, Prime is a corporation organized and existing under the laws of the State of Texas and having an authorized capitalization of 15,000 shares of capital stock.; and

              WHEREAS, Vibroplant U.S., Inc., a Florida corporation ("Vibroplant", together with Prime, the "Merging Companies"), a wholly owned subsidiary of Prime, is organized and existing under the laws of the State of Florida and has an authorized capitalization of 1,225,000 shares of capital stock.

              WHEREAS, Prime desires to merge Vibroplant with and into Prime for certain business reasons;

              NOW, THEREFORE, Prime adopts the following plan of merger:

              1. Merger. The Merging Companies shall be merged into a single corporation by Vibroplant merging with and into Prime. Prime shall survive the merger (the "Surviving Corporation") pursuant to the provisions of the Texas Business Corporation Act ("TBCA") and the Florida 1989 Business Corporation Act (the "FBCA"). Upon this merger the separate corporate existence of Vibroplant shall cease and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of Prime and Vibroplant, and the Surviving Corporation shall become subject to all the debts and liabilities of the Merging Companies in the same manner as if it had itself incurred them.

              2. Effective Date. This Agreement shall become effective immediately upon compliance with the laws of the States of Texas and Florida (the "Effective Date").

              3. Surviving Corporation. The name of the Surviving Corporation shall be Primeco Inc. The purposes and county where the registered office for the Surviving Corporation shall be located shall be as they appear in the articles of incorporation of the Surviving Corporation.

              4. Authorized Capital. The authorized capital stock of the Surviving Corporation following the Effective Date shall be 15,000 shares, of which 10,000 shares shall be common stock, par value $0.01 per share, and 5,000 shall be preferred stock, par value $0.01 per share, unless and until the same shall be changed in accordance with the laws of the State of Texas.

              5. Articles of Incorporation of Surviving Corporation. The articles of incorporation of Prime, as in effect on the Effective Date, shall be the articles of incorporation of the Surviving Corporation, until the same shall be altered or amended pursuant to the TBCA.

              6. Bylaws. The bylaws of Prime, as in effect on the Effective Date, shall be the bylaws of the Surviving Corporation, until the same shall be altered, amended, or repealed, or until new bylaws are adopted as provided therein.

              7. Board of Directors. The directors of Prime immediately prior to the Effective Date shall constitute the board of directors of the Surviving Corporation and shall hold office from the Effective Date until their successors are duly elected or appointed and qualified, or until they are removed from office, in the manner provided in the bylaws of the Surviving Corporation.

              8. Officers. The officers of Prime immediately prior to the Effective Date shall be the officers of the Surviving Corporation and shall hold office from the Effective Date until their successors are duly elected or appointed, or until they are removed from office, in the manner provided in the bylaws of the Surviving Corporation.

              9. Conversion of Stock of Merging Companies. Shares of stock of the Merging Companies shall be converted into shares of the Surviving Corporation as follows, for a total of 5,000 shares of common stock, par value $0.01 per share, and 5,000 shares of Preferred Stock, par value $0.01 per share, of the Surviving Corporation outstanding:

                  (a) Shares of Prime. Each share of common stock of Prime that is issued and outstanding on the Effective Date of merger shall be converted to one share of common stock of the Surviving Corporation. Each share of preferred stock of Prime that is issued and outstanding on the Effective Date of the merger shall be converted to one share of preferred stock of the Surviving Corporation.

                  (b) Shares of Vibroplant. Each share of common stock of
                      Vibroplant that is issued and outstanding on the Effective Date of the merger shall be canceled, and the sole shareholder of Vibroplant shall not receive shares of common stock of the Surviving Corporation.

                  (c) Shareholders in the Surviving Corporation shall be
                      entitled to receive any and all dividends on stock of the Surviving Corporation that may be declared and paid between the Effective Date of the merger and issuance to such shareholder of a certificate of common stock in the Surviving Corporation.

              10. Retirement of Stock. On and after the Effective Date of the merger, the sole shareholder of Vibroplant shall surrender for cancellation its certificate or certificates of stock in Vibroplant to the Surviving Corporation by delivering the same to its offices at 16225 Park Ten Place, Suite 200, Houston, Texas 77084.

              11. Appraised Rights. The shareholders of Vibroplant, if the shareholder were to dissent from this merger pursuant to Section 607.1320 of the FBCA, may be entitled, upon compliance with the provisions of the FBCA regarding the rights of dissenting shareholders, to be paid the fair value of its shares.

              12. Waiver of Notice. Prime, as the sole shareholder of Vibroplant, waives (i) the requirement that a copy of this Agreement be mailed to it pursuant to Section 607.1104(2), and (ii) the 30-day waiting period prior to filing the articles of merger with the Florida Secretary of State pursuant to
Section 607.1104(3) of the FBCA.

              13. Abandonment by Board of Directors. The board of directors of Prime may, in its discretion, abandon this merger, subject to the rights of third parties under and contracts relating to this merger without further action or approval by the shareholders of Prime, at any time before the merger has been completed.

              15. Tax-Free Merger. This Agreement is considered to be a tax-free merger pursuant to Section 368(a)(1)(A) or (F) of the Internal Revenue Code of 1986, as amended.

                    WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                                 OF PRIMECO INC.
                          IN LIEU OF A SPECIAL MEETING
                            OF THE BOARD OF DIRECTORS

              Each of the undersigned, being the all of the directors of Primeco Inc., a Texas corporation (this "Corporation"), takes the following action by written consent in lieu of a special meeting of the board of directors (the "Board") pursuant to Article 9.10 of the Texas Business Corporation Law:

         1.    Adoption of Plan of Merger.

WHEREAS, the directors desire to merge Vibroplant U.S., Inc., a wholly owned subsidiary of the Corporation ("Vibroplant"), with and into the Corporation, with the Corporation as the surviving corporation;

               WHEREAS, the directors have reviewed the Plan of Merger attached hereto as Exhibit A (the "Plan"), pursuant to which Vibroplant would merge with and into the Corporation, with the Corporation as the surviving corporation;

               WHEREAS, the directors deem the adoption of the Plan to be in the best interests of the Corporation;

               NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby authorized and approved;

               RESOLVED, FURTHER, that the performance of the Corporation under the Plan and the transactions contemplated thereby, be, and hereby are, authorized and approved;

               RESOLVED, FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to make, execute, deliver, file and record such other related agreements, certificates, documents, and instruments, and to take such actions and do such things on behalf of the Corporation that such officer deems necessary or appropriate to effect the transactions contemplated by the Plan and to carry out and perform each transaction contemplated thereby.

         2. Approval of Articles of Merger. WHEREAS, the directors have reviewed the Articles of Merger attached hereto as Exhibit B (the "Articles"), to be filed with the Secretaries of State of Texas and Florida in connection with the Plan;

               WHEREAS, the directors deem the Articles to be in the best interests of the Corporation;

               NOW, THEREFORE, BE IT RESOLVED, that the Articles are hereby authorized and approved;

               RESOLVED, FURTHER, that the performance of the Corporation under the Articles are and the transactions contemplated thereby, be, and hereby are, authorized and approved;

               RESOLVED, FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to execute, deliver and file the Articles, with such changes therein as any officer of the Corporation shall, in such officer's sole discretion, approve, the execution thereof to be conclusive evidence of such approval;

               RESOLVED, FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to make, execute, deliver, file and record such other related agreements, certificates, documents, and instruments, and to take such actions and do such things on behalf of the Corporation that such officer deems necessary or appropriate to effect the transactions contemplated by the Articles and to carry out and perform each transaction contemplated thereby.

         3.    GENERAL AUTHORIZATION.

               RESOLVED, that the officers of the Corporation are, and each of them hereby is, authorized and directed to execute and deliver all documents and to take all actions that they deem necessary or appropriate to carry out the purposes of the foregoing resolutions.

                            [SIGNATURES ON NEXT PAGE]

               IN WITNESS WHEREOF, each of the undersigned has executed this Written Consent of the Board of Directors of Primeco Inc. in Lieu of a Special Meeting of the Board of Directors (which he may do in counterpart and by
facsimile signature) as of the      day of               , 1996.
                               ----        --------------




                                ------------------------------------
                                Thomas E. Bennett





                                ------------------------------------
                                Kevin L. Loughlin

                                 PLAN OF MERGER

         Plan of Merger (this "Agreement"), adopted by Primeco Inc., a Texas corporation ("Prime"), and dated as of February 26, 1996.

         WHEREAS, Prime is a corporation organized and existing under the laws of the State of Texas and having an authorized capitalization of 15,000 shares of capital stock.; and

         WHEREAS, Vibroplant U.S., Inc., a Florida corporation ("Vibroplant", together with Prime, the "Merging Companies"), a wholly owned subsidiary of Prime, is organized and existing under the laws of the State of Florida and has an authorized capitalization of 1,225,000 shares of capital stock.

         WHEREAS, Prime desires to merge Vibroplant with and into Prime for certain business reasons;

         NOW, THEREFORE, Prime adopts the following plan of merger:

         1. Merger. The Merging Companies shall be merged into a single corporation by Vibroplant merging with and into Prime. Prime shall survive the merger (the "Surviving Corporation") pursuant to the provisions of the Texas Business Corporation Act ("TBCA") and the Florida 1989 Business Corporation Act (the "FBCA"). Upon this merger the separate corporate existence of Vibroplant shall cease and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of Prime and Vibroplant, and the Surviving Corporation shall become subject to all the debts and liabilities of the Merging Companies in the same manner as if it had itself incurred them.

         2. Effective Date. This Agreement shall become effective immediately upon compliance with the laws of the States of Texas and Florida (the "Effective Date").

         3. Surviving Corporation. The name of the Surviving Corporation shall be Primeco Inc. The purposes and county where the registered office for the Surviving Corporation shall be located shall be as they appear in the articles of incorporation of the Surviving Corporation.

         4. Authorized Capital. The authorized capital stock of the Surviving Corporation following the Effective Date shall be 15,000 shares, of which 10,000 shares shall be common stock, par value $0.01 per share, and 5,000 shall be preferred stock, par value $0.01 per share, unless and until the same shall be changed in accordance with the laws of the State of Texas.

         5. Articles of Incorporation of Surviving Corporation. The articles of incorporation of Prime, as in effect on the Effective Date, shall be the articles of incorporation of the Surviving Corporation, until the same shall be altered or amended pursuant to the TBCA.

         6. Bylaws. The bylaws of Prime, as in effect on the Effective Date, shall be the bylaws of the Surviving Corporation, until the same shall be altered, amended, or repealed, or until new bylaws are adopted as provided therein.

         7. Board of Directors. The directors of Prime immediately prior to the Effective Date shall constitute the board of directors of the Surviving Corporation and shall hold office from the Effective

Date until their successors are duly elected or appointed and qualified, or until they are removed from office, in the manner provided in the bylaws of the Surviving Corporation.

         8. Officers. The officers of Prime immediately prior to the Effective Date shall be the officers of the Surviving Corporation and shall hold office from the Effective Date until their successors are duly elected or appointed, or until they are removed from office, in the manner provided in the bylaws of the Surviving Corporation.

         9. Conversion of Stock of Merging Companies. Shares of stock of the Merging Companies shall be converted into shares of the Surviving Corporation as follows, for a total of 5,000 shares of common stock, par value $0.01 per share, and 5,000 shares of Preferred Stock, par value $0.01 per share, of the Surviving Corporation outstanding:

             (a) Shares of Prime. Each share of common stock of Prime that is issued and outstanding on the Effective Date of merger shall be converted to one share of common stock of the Surviving Corporation. Each share of preferred stock of Prime that is issued and outstanding on the Effective Date of the merger shall be converted to one share of preferred stock of the Surviving Corporation.

             (b) Shares of Vibroplant. Each share of common stock of Vibroplant that is issued and outstanding on the Effective Date of the merger shall be canceled, and the sole shareholder of Vibroplant shall not receive shares of common stock of the Surviving Corporation.

             (c) Shareholders in the Surviving Corporation shall be entitled to receive any and all dividends on stock of the Surviving Corporation that may be declared and paid between the Effective Date of the merger and issuance to such shareholder of a certificate of common stock in the Surviving Corporation.

         10. Retirement of Stock. On and after the Effective Date of the merger, the sole shareholder of Vibroplant shall surrender for cancellation its certificate or certificates of stock in Vibroplant to the Surviving Corporation by delivering the same to its offices at 16225 Park Ten Place, Suite 200, Houston, Texas 77084.

         11. Appraised Rights. The shareholders of Vibroplant, if the shareholder were to dissent from this merger pursuant to Section 607.1320 of the FBCA, may be entitled, upon compliance with the provisions of the FBCA regarding the rights of dissenting shareholders, to be paid the fair value of its shares.

         12. Waiver of Notice. Prime, as the sole shareholder of Vibroplant, waives (i) the requirement that a copy of this Agreement be mailed to it pursuant to Section 607.1104(2), and (ii) the 30-day waiting period prior to filing the articles of merger with the Florida Secretary of State pursuant to
Section 607.1104(3) of the FBCA.

         13. Abandonment by Board of Directors. The board of directors of Prime may, in its discretion, abandon this merger, subject to the rights of third parties under and contracts relating to this merger without further action or approval by the shareholders of Prime, at any time before the merger has been completed.

         15. Tax-Free Merger. This Agreement is considered to be a tax-free merger pursuant to Section 368(a)(1)(A) or (F) of the Internal Revenue Code of 1986, as amended.

                               ARTICLES OF MERGER

             Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, as amended (the "TBCA"), and Section 252 of the General Corporation Law of the State of Delaware, as amended ("GCL"), Prime Acquisition Corp., a Delaware corporation ("PAC"), and Primeco Inc., a Texas corporation ("Prime" or "Surviving Corporation") adopt the following Articles of Merger for the purpose of merging PAC into the Surviving Corporation.

         1. The Agreement of Merger (the "Agreement"), dated as of December ___, 1994, by and among Prime and PAC, attached hereto as Exhibit A and incorporated herein by reference, contains the terms and conditions of the merger of Prime and PAC. The Agreement was duly authorized by PAC by all action required by its Certificate of Incorporation and the Delaware Corporation Law. The Agreement was duly authorized by Prime by all action required by its Articles of Incorporation and the Texas Business Corporation Act.

         2. As to each of the undersigned corporations, the total number of shares outstanding and entitled to vote on the Agreement, and the designation of and number of outstanding shares of each class entitled to vote as a class on the Agreement, are as follows:

                                ENTITLED TO VOTE
                                 ONLY AS A CLASS

                                Total                     Total
                                Number                   Number of
                               of Shares                 Shares of
          Name                 of Common                 Preferred                                            Number
           of                    Stock                     Stock                   Designation                  of
       Corporation            Outstanding               Outstanding                  of Class                 Shares
- ------------------------------------------------------------------------------------------------------------------------------
Prime                            1,000                                              Common                    1,000

Pac                              5,000                                              Common                    5,000
                                                            5,000                   Preferred                  5,000


         3. As to each of the undersigned corporations, the total number of shares voted for and against the Agreement, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against the Agreement, respectively, are as follows:

                                ENTITLED TO VOTE
                                 ONLY AS A CLASS

                           Total               Total
      Name of              Voted               Voted                                   Voted              Voted
    Corporation             For               Against              Class                For              Against
- ------------------- ------------------- ------------------- ------------------- ------------------- ------------------
Prime                      1,000                 0                Common               1,000                0

PAC                        5,000                 0                Common               5,000                0

PAC                        5,000                 0               Preferred             5,000                0


         4. The Restated and Amended Articles of Incorporation of the Surviving Corporation shall be set forth in their entirety below:

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  PRIMECO INC.

                                    ARTICLE I
                                      NAME

         The name of the Corporation (hereinafter called the "Corporation") is "Primeco Inc."

                                   ARTICLE II
                                    DURATION

         The period of duration of the Corporation is perpetual.

                                   ARTICLE III
                                     PURPOSE

         The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporations Act.

                                   ARTICLE IV
                                 CAPITALIZATION

         The total number of shares of stock which the Corporation shall have authority to issue is 15,000 shares. 10,000 of said shares shall be designated as shares of Common Stock, all of which shall be of the same series with $.01 par value per share. 5,000 of said shares shall be designated as Preferred Stock all of which shall be of the same series with $.01 par value per share. The Preferred Stock will have such rights, preferences, privileges and restrictions thereof as follows:

               (a) Designation.

               The Preferred Stock shall be designated "Series A Cumulative Convertible Preferred Stock" (hereinafter "Convertible Preferred Stock") and the number of authorized shares constituting the Convertible Preferred Stock is Five Thousand (5,000).

               (b) Dividend Rate.

               (1) Dividends on the shares of Convertible Preferred Stock shall accrue from the date of their original issue at a rate of fourteen percent (14%) per annum computed on the basis of the actual number of days elapsed in a 360-day year, and, to the extent any such dividends and any other dividends accrued with respect to such dividends pursuant to this paragraph (1) shall have accrued, but are in arrears because they have not been declared and paid, such undeclared and unpaid dividends shall accrue additional dividends from the date upon which such undeclared and unpaid dividends accrued until the date upon which they are paid at the rate of sixteen percent (16%) per annum (compounded on the Dividend Payment Dates and computed on the basis of the actual number of days elapsed in a 360-day year). All such dividends shall be cumulative and shall be payable when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, on May 1 and November 1 of each year, commencing, in the case of the first issuance of shares of Convertible Preferred Stock, May 1, 1995 (each such date being hereinafter individually a "Dividend Payment Date" and collectively the "Dividend Payment Dates"), except that if any Dividend Payment Date is a Saturday, Sunday or legal holiday then such dividend shall be paid on the next business day following such Dividend Payment Date and no additional amount shall accrue as a result of such delay.

               (2) Each dividend shall be paid to the holders of record of shares of Convertible Preferred Stock as they appear on the books of the Corporation on the record date, not exceeding 30 days prior to the Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

               (3) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on the shares of Convertible Preferred Stock for any period if the Corporation shall be in default in the payment of any dividends (including cumulative dividends, if applicable) on any shares of Preferred Stock ranking, as to dividends, prior to the Convertible Preferred Stock, unless a dividend sufficient to cure such default shall be contemporaneously declared and paid.

               (4) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to the Convertible Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Convertible Preferred Stock through the last Dividend Payment Date. When dividends are not paid in full, as aforesaid, upon the shares of Convertible Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Convertible Preferred Stock, all dividends declared upon shares of the Convertible Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Convertible Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Convertible Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Convertible Preferred Stock and such other Preferred Stock bear to each other. Holders of shares of Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as provided in paragraphs (1) and (2) of this Section (b), on the Convertible Preferred Stock.

               (5) So long as any share of the Convertible Preferred Stock is outstanding, no dividend (other than (i) a dividend in the Corporation's Common Stock, par value $.01 per share ("the Common Stock"), or in any other stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation or
         (ii) as provided in paragraph (4) of this Section (b)), shall be declared or paid or set aside for payment, or other distribution declared or made, upon the Common Stock or upon any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of the Convertible Preferred Stock shall have been paid or contemporaneously are declared and paid through the last Dividend Payment Date; provided, however, that nothing contained in this paragraph (5) shall prevent the Corporation from repurchasing or redeeming any of its capital stock pursuant to the terms of any subscription agreement entered into with any officer, director or employee of the Corporation or any of its subsidiaries.

               (c) Optional Redemption.

               The shares of Convertible Preferred Stock are redeemable on the terms and conditions set forth below, at any time or from time to time, at the option of the Corporation expressed by resolution of the Board of Directors, at a per share redemption price of Two Thousand Dollars ($2,000.00) plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption. The shares of Convertible Preferred Stock may be redeemed in whole or in not more than two partial redemptions, provided that in the first of such two partial redemptions not less than 50% of the number of shares of Convertible Preferred Stock then outstanding shall be redeemed and that in the second of such two partial redemptions all of the shares of Convertible Preferred Stock then outstanding shall be redeemed.

               (d) Mandatory Redemption.

         On March 15, 2006, the Corporation shall redeem all outstanding shares of Convertible Preferred Stock at a per share redemption price of Two Thousand Dollars ($2,000.00) plus accrued and unpaid dividends thereon to the date fixed for redemption.

               (e) Procedure for Redemption.

               (1) If fewer than all the outstanding shares of Convertible Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors, subject to the provisions of Sections (c) and (d) above, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

               (2) Notice of a redemption shall be given by first class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date;
         (ii) the number of shares of Convertible Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder;
         (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (vi) any other information required by applicable laws or regulations.

               (3) Notice having been mailed as aforesaid, on or prior to the redemption date, the Corporation shall deposit with any bank or trust company in the State of Texas, or any bank or trust company in the United States duly appointed and acting as transfer agent for the Corporation, as a trust fund, a sum sufficient to redeem the shares of Convertible Preferred Stock called for redemption, with irrevocable instructions and authority to such bank or trust company to give or complete the notice of redemption thereof and to pay, on or after the redemption date, to the respective holders of shares of Convertible Preferred Stock, as evidenced by a list of holders of such shares certified by an officer of the Corporation, the share redemption price plus accrued and unpaid dividends as determined pursuant to the provisions of Sections (c) and (d) above. From and after the redemption date (and upon deposit of the trust fund as provided in the preceding sentence) dividends on the shares of Convertible Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the redemption price plus accrued and unpaid dividends to the date fixed for redemption) shall cease. Upon surrender of the certificates for any shares so redeemed in accordance with said notice (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

               (4) Any shares of Convertible Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors. None of such redeemed shares of Convertible Preferred Stock shall be reissued as shares of Convertible Preferred Stock.

               (5) If the Corporation shall be in default in the payment of any dividends on any shares of Preferred Stock ranking, as to dividends, prior to the Convertible Preferred Stock, then no shares of Convertible Preferred Stock shall be redeemed and the Corporation shall not purchase or otherwise acquire any shares of Convertible Preferred Stock.

               (6) Notwithstanding the foregoing provisions of this Section (e), unless the full cumulative dividends on all outstanding shares of Convertible Preferred Stock shall have been paid or contemporaneously are declared and paid through the last Dividend Payment Date, no shares of Convertible Preferred Stock shall be redeemed unless all outstanding shares of Convertible Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Convertible Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of outstanding shares of Convertible Preferred Stock.

               (f) Conversion.

               (1) The holder of any shares of Convertible Preferred Stock at his option may at any time (except that if any such share shall have been called for redemption, then, as to such share, such right shall terminate at the close of business on the date fixed for such redemption, unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption) convert the shares of Convertible Preferred Stock into fully paid and non-assessable shares of Common Stock at the conversion price in effect at the time of conversion, and the number of shares of Common Stock deliverable upon such conversion shall be the number obtained by dividing Two Thousand Dollars ($2,000.00) for each share of Convertible Preferred Stock being so converted by the conversion price fixed or determined pursuant to the provisions of paragraph (4) of this Section
         (f). A holder of shares of Convertible Preferred Stock must present for conversion shares having a total liquidation preference at least equal to the conversion price specified in paragraph (4) of this Section (f). Such right shall be exercised by the surrender to the Corporation of the shares so to be converted at any time during normal business hours at the office or agency then maintained by it for payment of dividends on the shares of Convertible Preferred Stock (the "Payment Office"), accompanied (i) by written notice of such holder's election to convert,
         (ii) if so required by the Corporation or any conversion agent, by instruments of transfer, in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, (iii) transfer tax stamps or funds therefor, if required pursuant to paragraph (9) of this Section (f), and (iv) in the case of shares surrendered for conversion between the record date preceding a Dividend Payment Date for the Convertible Preferred Stock, but prior to such Dividend Payment Date, an amount equal to the dividends payable on such Dividend Payment Date on the shares to be converted.

               (2) As promptly as practicable after the surrender for conversion of any shares of Convertible Preferred Stock in the manner provided in paragraph (1) of this Section (f) and the payment in cash of any amount required by the provisions of paragraphs (1) and (9) of this Section
         (f), the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the conversion price in effect at such time on such succeeding day.

               If the last day for the exercise of the conversion right shall be other than a business day, then such conversion right may be exercised on the next succeeding business day.

               (3) Shares of Convertible Preferred Stock surrendered for conversion between the close of business on any record date preceding a Dividend Payment Date for the Convertible Preferred Stock and the opening of business on such Dividend Payment Date shall (except in the case of shares of Convertible Preferred Stock which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to the dividend payable on such Dividend Payment Date on the shares being surrendered for conversion. Except as provided in the preceding sentence, no adjustments in respect of dividends on either the shares of Convertible Preferred Stock or the Common Stock shall be made upon the conversion of any shares of Convertible Preferred Stock; provided, however, that if shares shall be converted subsequent to the record date preceding a Dividend Payment Date for the Convertible Preferred Stock, but prior to such Dividend Payment Date, the registered holder of such shares at the close of business on such record date shall be entitled to receive the dividend payable on such shares on such Dividend Payment Date notwithstanding the conversion thereof or the Corporation's default in payment of the dividend due on such Dividend Payment Date.

               (4) The initial conversion price shall be Two Thousand Dollars ($2,000.00) per share of the Common Stock. The conversion price shall be subject to adjustment as follows:

               (a) In case the Corporation shall (i) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior thereto; provided, however, that no such adjustment of the conversion privilege and the conversion price shall be made with respect to any such dividend or distribution or part thereof, paid during any fiscal year of the Corporation which results in the increase of shares of Common Stock outstanding immediately prior to such payment by less than 1% and such dividends and distributions or parts thereof shall not be carried forward or taken into account in any subsequent adjustment.

               (b) An adjustment made pursuant to subparagraph (a) above shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to subparagraph (a), the holder of any shares thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted conversion price between or among shares of such classes of capital stock.

               (c) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding any cash dividends not exceeding the total of the retained earnings of the Corporation and any current income not yet reflected therein) then in each such case the conversion price of the Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, and the denominator shall be such current market price per share (determined as provided in subparagraph (d) below) of the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

               (d) For the purpose of any computation under subparagraph (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Price for 15 consecutive business days commencing 45 business days before the day in question. The term "Closing Price" shall mean, for each day, the last reported sale price regular way on the New York Stock Exchange, or, if not reported for such Exchange, on the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, or, if the Common Stock is not listed on such Exchange or no such quotations are available, the last reported sale price on the principal national securities exchange on which the Common Stock is listed, or if not listed on any national securities exchange, the last reported sale price in the over-the-counter market as reported by the National Quotation Bureau Co., or similar organization, or, if no such sale price is available, the average of the high bid and low asked quotations in the over-the-counter market as so reported, or if no such quotations are available, the fair market price as determined by the Board of Directors of the Corporation (whose determination shall be conclusive).

               (e) In any case in which this paragraph (4) shall require that an adjustment be made retroactively immediately following a record date, the Corporation may elect to defer (but only until five business days following the mailing by the Corporation of the certificate of independent public accountants described in subparagraph (g) below) issuing to the holder of any shares converted after such record date
         (i) the shares of Common Stock and other capital stock of the Corporation issuable upon such conversion over and above (ii) the shares of Common Stock and other capital stock of the Corporation issuable upon such conversion only on the basis of the conversion price prior to the adjustment.

               (f) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided; however, that any adjustments which solely by reason of this subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided, further, that adjustment shall be required and made in accordance with the provisions of this Section (f) (other than this subparagraph (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the conversion price in addition to those required by this paragraph (4), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its shareholders shall not be taxable.


               (g) Whenever the conversion price is adjusted as herein provided, the Corporation shall promptly (i) file with each conversion agent a certificate of a firm of independent public accountants setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and
         (ii) mail or cause to be mailed a notice of such adjustment to the holders of shares of Convertible Preferred Stock at their last addresses as they shall appear upon the books of the Corporation.

               (h) The term "Common Stock" shall mean the Corporation's Common Stock, par value $.01 per share, as the same exists at the date of filing of this Certificate or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to subparagraph (a) above, the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, thereafter the conversion price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (g) above, and the provisions of paragraph (1) through (3) and paragraphs (5) through (12) with respect to the Common Stock shall apply on like or similar terms to any such other shares.


               (5) No fractional shares of stock shall be issued upon the conversion of any share or shares of Convertible Preferred Stock. If more than one such share shall be surrendered for conversion at the same time by the same holder, the number of full shares which shall be issuable upon the conversion thereof shall be computed on the basis of the aggregate liquidation preference as specified in Section (h) below of shares so surrendered. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph (5), be deliverable upon the conversion of any share or shares, the Corporation shall in lieu of delivering the fractional share therefor, adjust such fractional interest by payment to the holder of such surrendered share or shares of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, computed on the basis of the last reported sales price regular way of Common Stock on the New York Stock Exchange, or, if not reported for such Exchange, on the Composite Tape, on the business day prior to the date of conversion, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, or, if the Common Stock is not listed on such Exchange or no such quotations are available, the last reported sale price on the principal national securities exchange on which the Common Stock is listed, or if not listed on any national securities exchange, the last reported sale price in the over-the-counter market as reported by the National Quotation Bureau Co., or similar organization, or if no sale price is available, the average of the high bid and low asked quotations in the over-the-counter market as so reported, or if no such quotations are available, the fair market price as determined by the Board of Directors of the Corporation (whose determination shall be conclusive).

               (6) If either of the following shall occur: (a) any consolidation, reorganization or merger to which the Corporation is a party, other than a consolidation, reorganization or a merger in which the Corporation is a continuing corporation and which does not result in any reclassification, change or exchange (other than changes in par value or from par value to no par value or from no par value to par value or changes as a result of a subdivision or combination) in outstanding shares of Common Stock, or (b) any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety; then the holder of each share of Convertible Preferred Stock then outstanding shall upon conversion of such share have the right to convert such share only into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, reorganization, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of Convertible Preferred Stock immediately prior to such consolidation, reorganization, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
         (f). The provisions of this paragraph (6) shall similarly apply to successive consolidations, reorganizations, mergers, sales or conveyances.

               (7) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the shares of Convertible Preferred Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

               The Corporation covenants that if any shares of Common Stock required to be reserved for purposes of conversion of the shares hereunder require registration with or approval of any governmental authority under any Federal or State law or regulation before such shares may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. The Corporation will use its best efforts to list the shares of Common Stock required to be delivered upon conversion of shares prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery, and, if such outstanding Common Stock is not listed on any exchange but is traded in the over-the-counter market, to qualify such shares for trading and quotation privileges such as are then available for the outstanding Common Stock. The Corporation covenants that all shares of Common Stock which shall be issued upon conversion of the shares will upon issue be fully paid and non-assessable and not subject to any preemptive rights.

               (8) Before taking any action which would cause an adjustment reducing the conversion price below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at the conversion price as so adjusted.

               (9) The issuance of certificates for shares of Common Stock upon conversion shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

               (10) Notwithstanding anything elsewhere contained in these Articles, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on or the redemption price of any of the shares of Convertible Preferred Stock and which shall not be required for such purposes because of the conversion of such shares, as provided in this Section (f), shall, upon delivery to the paying agent of evidence satisfactory to it of such conversion, be repaid to the Corporation by the paying agent.

               (11) If and whenever the Corporation shall grant to the holders of Common Stock, as such, rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right or option to purchase Common Stock at a price per share less than the current market price per share (as determined pursuant to subparagraph 4(d) above) on the day fixed for determining those holders of Common Stock entitled thereto, the Corporation shall concurrently therewith grant to the then registered holders of shares of Convertible Preferred Stock all of such rights or options to which such holder would have been entitled if, on the date of determination of shareholders entitled to the rights or options being granted by the Corporation, such holder were the holder of record of the number of whole shares of Common Stock then issuable upon conversion of his shares of Convertible Preferred Stock. Such grant by the Corporation to the holders of Convertible Preferred Stock shall be in lieu of any adjustment to the conversion price.

               (12)  If:

               (a) The Corporation shall take any action which would require an adjustment in the conversion price pursuant to subparagraph (4)(c) of this Section (f); or

               (b) There shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value or from par value to no par value or from no par value to par value of the Common Stock), or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or any sale or transfer of all or substantially all of the assets of the Corporation; or

               (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

               then the Corporation shall cause to be filed with any conversion agent, and shall cause to be given to the holders of the shares of Convertible Preferred Stock at least ten days prior to the applicable date hereinafter specified, a notice that (i) the date on which a record is to be taken for the purpose of any distribution to holders of Common Stock, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a), (b) or (c) of this subparagraph (12).

               (g) Voting.

               The shares of Convertible Preferred Stock shall not have any voting powers either general or special, except as required by law or regulation and except that unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least a majority of all of the shares of Convertible Preferred Stock, and all other series of Preferred Stock ranking on a parity with the Convertible Preferred Stock either as to dividends or upon liquidation and upon which like voting rights have been conferred and are then exercisable, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of such shares shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of any amendment thereto (including any Statement with Respect to Shares or any similar document relating to any series of Preferred Stock) so as to affect materially and adversely the rights, preferences, privileges or voting power of shares of Convertible Preferred Stock. In case the shares of Convertible Preferred Stock would be so affected in a materially different manner than any other series of Preferred Stock then outstanding by any such action, the holders of shares of Convertible Preferred Stock shall be entitled to vote as a separate class, and the Corporation shall not take such action without the consent or affirmative vote, as above provided, of at least a majority of the total number of shares of Convertible Preferred Stock then outstanding, in addition to or as a specific part of the consent or affirmative vote hereinabove otherwise required. The increase of the authorized amount of the Preferred Stock, or the creation, authorization or issuance of any shares of any other class of stock of the Corporation ranking, (i) junior to the Convertible Preferred Stock, or (ii) on a parity with the shares of Convertible Preferred Stock, as to dividends or upon liquidation, or the reclassification of any authorized or outstanding stock of the Corporation into any such junior or parity shares, or the creation, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any such junior or parity shares shall not be deemed to affect materially and adversely the rights, preferences, privileges or voting power of shares of Convertible Preferred Stock.

               (h) Liquidation Rights.

               (1) Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to Convertible Preferred Stock upon liquidation, the amount of Two Thousand Dollars ($2,000.00) per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution, subject only to the provisions of this paragraph (1) of this Section (h). Once any portion of such a liquidation distribution is made to any holder of shares of Convertible Preferred Stock, there shall not be any conversion rights in respect of such shares pursuant to Section (f) hereof unless the full amount of such distribution in respect of such shares being converted is remitted to the Corporation prior to or contemporaneously with the conversion of such shares. All shares of Preferred Stock ranking in whole or in part prior to the shares of Convertible Preferred Stock as to liquidation shall be entitled to be paid to the extent of such priority in full in cash, or money for the payment thereof set apart, before any payment provided for in this Section (h) shall be made with respect to the shares of Convertible Preferred Stock.

               (2) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section
         (h).

               (3) After the payment to the holders of the shares of Convertible Preferred Stock of the full preferential amounts provided for in this Section (h), the holders of shares of Convertible Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

               (4) In the event the assets of the Corporation available for distribution to the holders of shares of Convertible Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph
         (1) of this Section (h), no such distribution shall be made on account of any of shares of any other class or series of Preferred Stock ranking in whole or in part on a parity with the shares of Convertible Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Convertible Preferred Stock, ratably, in proportion to the full distributable parity amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

               (i) Priority.

               For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

               (1) Prior to the shares of the Convertible Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of Convertible Preferred Stock. Each holder of any share of Convertible Preferred Stock, by his acceptance thereof, expressly covenants and agrees that the rights of the holders of any shares of any other series of Preferred Stock of the Corporation to receive dividends or amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be and hereby are expressly prior to his rights unless in the case of any particular series of Preferred Stock the certificate or other instrument creating or evidencing the same expressly provides that the rights of the holders of such series shall not be prior to the shares of Convertible Preferred Stock.

               (2) On a parity with shares of Convertible Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Convertible Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Convertible Preferred Stock.

               (3) Junior to shares of Convertible Preferred Stock, either as to dividends or upon liquidation, if such class or classes shall be Common Stock or if the holders of shares of Convertible Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary of involuntary, as the case may be, in preference or priority to the holders of shares of such class or classes.

               (j) Payments. All payments to a holder of Convertible Preferred Stock shall be made at the office or agency of the Corporation maintained for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Corporation payment may be made (i) by check mailed to such holder at his address appearing on the records of the Corporation or, (ii) at the request of such holder, by wire transfer of immediately available funds to the address designated by such holder in writing.

                                    ARTICLE V
                               ISSUANCE OF SHARES

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least $1,000, consisting of money, labor done, or property actually received.

                                   ARTICLE VI
                                REGISTERED OFFICE

         The street address of the registered office of the Corporation is 16225 Park Ten Place, Suite 200, Houston, Texas 77084; and the name of the registered agent of the Corporation at such address is Thomas E. Bennett.

                                   ARTICLE VII
                                    DIRECTORS

         The number of directors constituting the initial board of directors of the Corporation is four, and the name and address of the persons who are to serve as such directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

                     Name                             Address

               E. Garrett Bewkes, III        280 Park Avenue, 37th Floor
                                             New York, NY   10017

               Robert V. Glaser              280 Park Avenue, 37th Floor
                                             New York, NY   10017

               Charles J. Philippin          280 Park Avenue, 37th Floor
                                             New York, NY   10017

               Christopher J. O'Brien        280 Park Avenue, 37th Floor
                                             New York, NY   10017

                                  ARTICLE VIII
                           DENIAL OF PREEMPTIVE RIGHTS

         No shareholder of the Corporation shall be entitled as a matter of rights to purchase or acquire any additional shares of stock of the Corporation or any security or other obligation convertible into, exchangeable for, or conferring the right to purchase or acquire, shares of stock of the Corporation.

                                   ARTICLE IX
                           DENIAL OF CUMULATIVE VOTING

         When electing directors, a shareholder of the Corporation shall not be permitted to cumulate such shareholder's vote.

                                    ARTICLE X
                      REQUIRED SHAREHOLDER VOTE AND CONSENT

         Except as otherwise required by law, the affirmative vote of the holders of a majority of the issued and outstanding shares of the Corporation shall decide any matter submitted to a vote of the shareholders of the Corporation. The holders of a majority of the issued and outstanding shares of the Corporation may take any action that the shareholders of the Corporation are permitted or required to take at a meeting pursuant to a consent setting for the action taken that such holders sign.

                                   ARTICLE XI
                                 INDEMNIFICATION

         The Corporation shall (i) indemnify any person who was, is, or is threatened to be made a defendant or respondent in any completed, pending, or threatened action, proceeding, or suit (whether civil, criminal, administrative, or investigative, any appeal in such action, proceeding, or suit, and any inquiry or investigation that could lead to such an action, proceeding, or suit) because such person was or is a director or officer of the Corporation, or while a director or officer of the Corporation, was or is serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, proceeding, or suit; and
(ii) advance reasonable expenses to such person in connection with such action, proceeding or suit. Any repeal or modification of this Article shall not adversely affect any rights to indemnification of any person with respect to any competed, pending, or threatened action, proceeding, or suit existing immediately prior to such repeal or modification. The rights provided in this Article shall not be exclusive of any other rights to which such person may be entitled under any provision of the bylaws of the Corporation, a resolution of the shareholders or the directors of the Corporation, an agreement, or otherwise.

                                   ARTICLE XII
                        LIMITATION OF DIRECTOR LIABILITY

         A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of his or her fiduciary duty as a director. Any repeal or modification of this Article shall not adversely affect any rights or protection of a director of the Corporation existing immediately prior to such repeal or modification.

                                   ARTICLE XIV
                                 CORPORATE POWER

         The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on the shareholders of the Corporation herein are granted subject to this reservation.

                            [SIGNATURES ON NEXT PAGE]

               IN WITNESS WHEREOF, the undersigned have caused these Articles of Merger to be executed by their respective Presidents on December ___, 1994.

                                        PRIMECO INC.




                                        By:___________________________
                                        Name:  Robert V. Glaser
                                        Title: President




                                        PRIME ACQUISITION CORP.




                                        By:___________________________
                                        Name:  Robert V. Glaser
                                        Title: President

                               AGREEMENT OF MERGER

               Agreement of Merger (this "Agreement"), dated as of December ___, 1994, between Primeco Inc., a Texas corporation ("Prime") and Prime Acquisition Corp., Inc., a Delaware corporation ("PAC", together with Prime, the "Merging Companies").

               WHEREAS, Prime is a corporation organized and existing under the laws of the State of Texas and having an authorized capitalization of 1,000 shares of common stock, $1.00 par value; and

               WHEREAS, PAC is a corporation organized and existing under the laws of the State of Delaware and having an authorized capitalization of 5,000 shares of common stock, $0.01 par value and 5,000 shares of preferred stock $0.01 par value;

               In consideration of the mutual promises and covenants, and subject to the conditions set forth herein, the Merging Companies agree as follows:

                  1. Merger. The Merging Companies shall be merged into a single corporation by PAC merging with and into Prime, which shall survive the merger (the "Surviving Corporation"), pursuant to the provisions of the Texas Business Corporation Act and the Delaware General Corporation Law. Upon this merger the separate corporate existence of PAC shall cease and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of Prime and PAC, and the Surviving Corporation shall become subject to all the debts and liabilities of the Merging Companies in the same manner as if it had itself incurred them.

                  2. Effective Date. The merger shall become effective immediately upon compliance with the laws of the States of Texas and Delaware (the "Effective Date").

                  3. Surviving Corporation. The name of the Surviving Corporation shall be Primeco Inc. The purposes and county where the registered office for the Surviving Corporation shall be located shall be as they appear in the articles of incorporation of the Surviving Corporation.

                  4. Authorized Capital. The authorized capital stock of the Surviving Corporation following the Effective Date shall be 10,000 shares of common stock, par value $0.01 and 5,000 shares of preferred stock, $0.01 par value, unless and until the same shall be changed in accordance with the laws of the State of Texas.

                  5. Amended and Restated Articles of Incorporation of Surviving Corporation. The Amended and Restated and Articles of Incorporation of Prime, as attached hereto as Exhibit A, shall be the articles of incorporation of the Surviving Corporation, until the same shall be altered or amended pursuant to the Texas Business Corporation Act.

                  6. Bylaws. The bylaws of Prime, as attached hereto as Exhibit B, shall be the bylaws of the Surviving Corporation, until the same shall be altered, amended, or repealed, or until new bylaws are adopted as provided therein.

                  7. Board of Directors. The names and addresses of the persons who shall constitute the board of directors of the Surviving Corporation, and who shall hold office until the first annual meeting of the shareholders of the Surviving Corporation are as follows:

                  8. Conversion of Stock of Merging Companies. On the Effective Date, the shares of stock of the Merging Companies shall be treated as set forth below, for a total capitalization of the Surviving Corporation of 5,000 shares of common stock, par value $0.01, and 5,000 shares of preferred stock, $0.01 par value:

                     (a) Shares of PAC. Each share of common stock of PAC that is issued and outstanding on the Effective Date shall, by virtue of the merger and without any action on the part of the holder thereof, be canceled and converted into the right to receive one share of common stock of the Surviving Corporation and each share of preferred stock of PAC that is issued and outstanding on the Effective Date shall, by virtue of the merger and without any action on the part of the holder thereof, be canceled and converted into the right to receive one share of Series A Cumulative Convertible Preferred Stock of the Surviving Corporation, such shares to represent all issued and outstanding shares of the Surviving Corporation on the Effective Date. The Series A Cumulative Preferred Stock of the Surviving Corporation shall have the rights, preferences, privileges and restrictions contained in the Amended and Restated Articles of Incorporation attached hereto as Exhibit A.

                     (b) Shares of Prime. Each share of common and preferred stock of Prime that is issued and outstanding on the Effective Date of the merger shall be canceled.

                     (c) Prime Holding, Inc., as sole shareholder, shall be entitled to receive any and all dividends on stock of the Surviving Corporation that may be declared and paid between the Effective Date of the merger and issuance to such shareholder of a certificate of common stock or preferred stock in the Surviving Corporation.

                  9. Retirement of Stock. On and after the Effective Date of the merger, Holding shall surrender for cancellation its certificates of stock in PAC to the Surviving Corporation by delivering the same to its appointed agent, Sean Griffiths, Esq., Gibson, Dunn & Crutcher, 200 Park Avenue, New York, NY 10166-0193.

                  10. Approval of Shareholders. This Agreement shall be submitted to the shareholders of the Merging Companies for their approval in the manner provided by the applicable laws of the States of Texas and Delaware at such time as the boards of directors of the Merging Companies shall agree.

                  11. Abandonment by Board of Directors. The directors of the Merging Companies may, in their discretion, abandon this merger, subject to the rights of third parties under and contracts relating to this merger without further action or approval by the shareholders of the Merging Companies, at any time before the merger has been completed.

                  12. Counterparts. This Agreement may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute one original instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by the undersigned on the date first written above.

                                       PRIMECO INC.



                                       By:

                                       Name:

                                       Title:



                                       PRIME ACQUISITION CORP.



                                       By:

                                       Name:

                                       Title:

                                    EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  PRIMECO INC.

                                    ARTICLE I
                                      NAME

                  The name of the Corporation (hereinafter called the "Corporation") is "Primeco Inc."

                                   ARTICLE II
                                    DURATION

                  The period of duration of the Corporation is perpetual.

                                   ARTICLE III
                                     PURPOSE

                  The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporations Act.

                                   ARTICLE IV
                                 CAPITALIZATION

                  The total number of shares of stock which the Corporation shall have authority to issue is 15,000 shares. 10,000 of said shares shall be designated as shares of Common Stock, all of which shall be of the same series with $.01 par value per share. 5,000 of said shares shall be designated as Preferred Stock all of which shall be of the same series with $.01 par value per share. The Preferred Stock will have such rights, preferences, privileges and restrictions thereof as follows:

                  (a)  Designation.

                       The Preferred Stock shall be designated "Series A Cumulative Convertible Preferred Stock" (hereinafter "Convertible Preferred Stock") and the number of authorized shares constituting the Convertible Preferred Stock is Five Thousand (5,000).

                  (b)  Dividend Rate.

                  (1) Dividends on the shares of Convertible Preferred Stock shall accrue from the date of their original issue at a rate of fourteen percent (14%) per annum computed on the basis of the actual number of days elapsed in a 360-day year, and, to the extent any such dividends and any other dividends accrued with respect to such dividends pursuant to this paragraph (1) shall have accrued, but are in arrears because they have not been declared and paid, such undeclared and unpaid dividends shall accrue additional dividends from the date upon which such undeclared and unpaid dividends accrued until the date upon which they are paid at the rate of sixteen percent (16%) per annum (compounded on the Dividend Payment Dates and computed on the basis of the actual number of days elapsed in a 360-day year). All such dividends shall be cumulative and shall be payable when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, on May 1 and November 1 of each year, commencing, in the case of the first issuance of shares of Convertible Preferred Stock, May 1, 1995 (each such date being hereinafter individually a "Dividend Payment Date" and collectively the "Dividend Payment Dates"), except that if any Dividend Payment Date is a Saturday, Sunday or legal holiday then such dividend shall be paid on the next business day following such Dividend Payment Date and no additional amount shall accrue as a result of such delay.

                  (2) Each dividend shall be paid to the holders of record of shares of Convertible Preferred Stock as they appear on the books of the Corporation on the record date, not exceeding 30 days prior to the Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

                  (3) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on the shares of Convertible Preferred Stock for any period if the Corporation shall be in default in the payment of any dividends (including cumulative dividends, if applicable) on any shares of Preferred Stock ranking, as to dividends, prior to the Convertible Preferred Stock, unless a dividend sufficient to cure such default shall be contemporaneously declared and paid.

                  (4) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to the Convertible Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Convertible Preferred Stock through the last Dividend Payment Date. When dividends are not paid in full, as aforesaid, upon the shares of Convertible Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Convertible Preferred Stock, all dividends declared upon shares of the Convertible Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Convertible Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Convertible Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Convertible Preferred Stock and such other Preferred Stock bear to each other. Holders of shares of Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as provided in paragraphs (1) and (2) of this Section (b), on the Convertible Preferred Stock.

                  (5) So long as any share of the Convertible Preferred Stock is outstanding, no dividend (other than (i) a dividend in the Corporation's Common Stock, par value $.01 per share ("the Common Stock"), or in any other stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation or
         (ii) as provided in paragraph (4) of this Section (b)), shall be declared or paid or set aside for payment, or other distribution declared or made, upon the Common Stock or upon any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of the Convertible Preferred Stock shall have been paid or contemporaneously are declared and paid through the last Dividend Payment Date; provided, however, that nothing contained in this paragraph (5) shall prevent the Corporation from repurchasing or redeeming any of its capital stock pursuant to the terms of any subscription agreement entered into with any officer, director or employee of the Corporation or any of its subsidiaries.

                  (c)  Optional Redemption.

                       The shares of Convertible Preferred Stock are redeemable on the terms and conditions set forth below, at any time or from time to time, at the option of the Corporation expressed by resolution of the Board of Directors, at a per share redemption price of Two Thousand Dollars ($2,000.00) plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption. The shares of Convertible Preferred Stock may be redeemed in whole or in not more than two partial redemptions, provided that in the first of such two partial redemptions not less than 50% of the number of shares of Convertible Preferred Stock then outstanding shall be redeemed and that in the second of such two partial redemptions all of the shares of Convertible Preferred Stock then outstanding shall be redeemed.

                  (d)  Mandatory Redemption.

                       On March 15, 2006, the Corporation shall redeem all outstanding shares of Convertible Preferred Stock at a per share redemption price of Two Thousand Dollars ($2,000.00) plus accrued and unpaid dividends thereon to the date fixed for redemption.

                  (e)  Procedure for Redemption.

                       (1) If fewer than all the outstanding shares of Convertible Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors, subject to the provisions of Sections (c) and (d) above, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

                       (2) Notice of a redemption shall be given by first class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Convertible Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder;
         (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (vi) any other information required by applicable laws or regulations.

                       (3) Notice having been mailed as aforesaid, on or prior to the redemption date, the Corporation shall deposit with any bank or trust company in the State of Texas, or any bank or trust company in the United States duly appointed and acting as transfer agent for the Corporation, as a trust fund, a sum sufficient to redeem the shares of Convertible Preferred Stock called for redemption, with irrevocable instructions and authority to such bank or trust company to give or complete the notice of redemption thereof and to pay, on or after the redemption date, to the respective holders of shares of Convertible Preferred Stock, as evidenced by a list of holders of such shares certified by an officer of the Corporation, the share redemption price plus accrued and unpaid dividends as determined pursuant to the provisions of Sections (c) and (d) above. From and after the redemption date (and upon deposit of the trust fund as provided in the preceding sentence) dividends on the shares of Convertible Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the redemption price plus accrued and unpaid dividends to the date fixed for redemption) shall cease. Upon surrender of the certificates for any shares so redeemed in accordance with said notice (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                       (4) Any shares of Convertible Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors. None of such redeemed shares of Convertible Preferred Stock shall be reissued as shares of Convertible Preferred Stock.

                       (5) If the Corporation shall be in default in the payment of any dividends on any shares of Preferred Stock ranking, as to dividends, prior to the Convertible Preferred Stock, then no shares of Convertible Preferred Stock shall be redeemed and the Corporation shall not purchase or otherwise acquire any shares of Convertible Preferred Stock.

                       (6) Notwithstanding the foregoing provisions of this Section (e), unless the full cumulative dividends on all outstanding shares of Convertible Preferred Stock shall have been paid or contemporaneously are declared and paid through the last Dividend Payment Date, no shares of Convertible Preferred Stock shall be redeemed unless all outstanding shares of Convertible Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Convertible Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of outstanding shares of Convertible Preferred Stock.

                  (f)  Conversion.

                       (1) The holder of any shares of Convertible Preferred Stock at his option may at any time (except that if any such share shall have been called for redemption, then, as to such share, such right shall terminate at the close of business on the date fixed for such redemption, unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption) convert the shares of Convertible Preferred Stock into fully paid and non-assessable shares of Common Stock at the conversion price in effect at the time of conversion, and the number of shares of Common Stock deliverable upon such conversion shall be the number obtained by dividing Two Thousand Dollars ($2,000.00) for each share of Convertible Preferred Stock being so converted by the conversion price fixed or determined pursuant to the provisions of paragraph (4) of this Section (f). A holder of shares of Convertible Preferred Stock must present for conversion shares having a total liquidation preference at least equal to the conversion price specified in paragraph (4) of this Section (f). Such right shall be exercised by the surrender to the Corporation of the shares so to be converted at any time during normal business hours at the office or agency then maintained by it for payment of dividends on the shares of Convertible Preferred Stock (the "Payment Office"), accompanied (i) by written notice of such holder's election to convert, (ii) if so required by the Corporation or any conversion agent, by instruments of transfer, in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, (iii) transfer tax stamps or funds therefor, if required pursuant to paragraph (9) of this Section (f), and (iv) in the case of shares surrendered for conversion between the record date preceding a Dividend Payment Date for the Convertible Preferred Stock, but prior to such Dividend Payment Date, an amount equal to the dividends payable on such Dividend Payment Date on the shares to be converted.

                       (2) As promptly as practicable after the surrender for conversion of any shares of Convertible Preferred Stock in the manner provided in paragraph (1) of this Section (f) and the payment in cash of any amount required by the provisions of paragraphs (1) and (9) of this Section (f), the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the conversion price in effect at such time on such succeeding day.

                       If the last day for the exercise of the conversion right shall be other than a business day, then such conversion right may be exercised on the next succeeding business day.

                       (3) Shares of Convertible Preferred Stock surrendered for conversion between the close of business on any record date preceding a Dividend Payment Date for the Convertible Preferred Stock and the opening of business on such Dividend Payment Date shall (except in the case of shares of Convertible Preferred Stock which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to the dividend payable on such Dividend Payment Date on the shares being surrendered for conversion. Except as provided in the preceding sentence, no adjustments in respect of dividends on either the shares of Convertible Preferred Stock or the Common Stock shall be made upon the conversion of any shares of Convertible Preferred Stock; provided, however, that if shares shall be converted subsequent to the record date preceding a Dividend Payment Date for the Convertible Preferred Stock, but prior to such Dividend Payment Date, the registered holder of such shares at the close of business on such record date shall be entitled to receive the dividend payable on such shares on such Dividend Payment Date notwithstanding the conversion thereof or the Corporation's default in payment of the dividend due on such Dividend Payment Date.

                       (4) The initial conversion price shall be Two Thousand Dollars ($2,000.00) per share of the Common Stock. The conversion price shall be subject to adjustment as follows:

                            (a) In case the Corporation shall (i) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior thereto; provided, however, that no such adjustment of the conversion privilege and the conversion price shall be made with respect to any such dividend or distribution or part thereof, paid during any fiscal year of the Corporation which results in the increase of shares of Common Stock outstanding immediately prior to such payment by less than 1% and such dividends and distributions or parts thereof shall not be carried forward or taken into account in any subsequent adjustment.

                            (b) An adjustment made pursuant to subparagraph (a) above shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to subparagraph (a), the holder of any shares thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted conversion price between or among shares of such classes of capital stock.

                            (c) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding any cash dividends not exceeding the total of the retained earnings of the Corporation and any current income not yet reflected therein) then in each such case the conversion price of the Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, and the denominator shall be such current market price per share (determined as provided in subparagraph (d) below) of the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

                            (d) For the purpose of any computation under subparagraph (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Price for 15 consecutive business days commencing 45 business days before the day in question. The term "Closing Price" shall mean, for each day, the last reported sale price regular way on the New York Stock Exchange, or, if not reported for such Exchange, on the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, or, if the Common Stock is not listed on such Exchange or no such quotations are available, the last reported sale price on the principal national securities exchange on which the Common Stock is listed, or if not listed on any national securities exchange, the last reported sale price in the over-the-counter market as reported by the National Quotation Bureau Co., or similar organization, or, if no such sale price is available, the average of the high bid and low asked quotations in the over-the-counter market as so reported, or if no such quotations are available, the fair market price as determined by the Board of Directors of the Corporation (whose determination shall be conclusive).

                            (e) In any case in which this paragraph (4) shall require that an adjustment be made retroactively immediately following a record date, the Corporation may elect to defer (but only until five business days following the mailing by the Corporation of the certificate of independent public accountants described in subparagraph
         (g) below) issuing to the holder of any shares converted after such record date (i) the shares of Common Stock and other capital stock of the Corporation issuable upon such conversion over and above (ii) the shares of Common Stock and other capital stock of the Corporation issuable upon such conversion only on the basis of the conversion price prior to the adjustment.

                            (f) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided; however, that any adjustments which solely by reason of this subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided, further, that adjustment shall be required and made in accordance with the provisions of this Section (f) (other than this subparagraph (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section
         (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the conversion price in addition to those required by this paragraph (4), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its shareholders shall not be taxable.

                            (g) Whenever the conversion price is adjusted as herein provided, the Corporation shall promptly (i) file with each conversion agent a certificate of a firm of independent public accountants setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to the holders of shares of Convertible Preferred Stock at their last addresses as they shall appear upon the books of the Corporation.

                            (h) The term "Common Stock" shall mean the Corporation's Common Stock, par value $.01 per share, as the same exists at the date of filing of this Certificate or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to subparagraph (a) above, the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, thereafter the conversion price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (g) above, and the provisions of paragraph (1) through (3) and paragraphs (5) through (12) with respect to the Common Stock shall apply on like or similar terms to any such other shares.

                  (5) No fractional shares of stock shall be issued upon the conversion of any share or shares of Convertible Preferred Stock. If more than one such share shall be surrendered for conversion at the same time by the same holder, the number of full shares which shall be issuable upon the conversion thereof shall be computed on the basis of the aggregate liquidation preference as specified in Section (h) below of shares so surrendered. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph (5), be deliverable upon the conversion of any share or shares, the Corporation shall in lieu of delivering the fractional share therefore, adjust such fractional interest by payment to the holder of such surrendered share or shares of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, computed on the basis of the last reported sales price regular way of Common Stock on the New York Stock Exchange, or, if not reported for such Exchange, on the Composite Tape, on the business day prior to the date of conversion, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, or, if the Common Stock is not listed on such Exchange or no such quotations are available, the last reported sale price on the principal national securities exchange on which the Common Stock is listed, or if not listed on any national securities exchange, the last reported sale price in the over-the-counter market as reported by the National Quotation Bureau Co., or similar organization, or if no sale price is available, the average of the high bid and low asked quotations in the over-the-counter market as so reported, or if no such quotations are available, the fair market price as determined by the Board of Directors of the Corporation (whose determination shall be conclusive).

                  (6) If either of the following shall occur: (a) any consolidation, reorganization or merger to which the Corporation is a party, other than a consolidation, reorganization or a merger in which the Corporation is a continuing corporation and which does not result in any reclassification, change or exchange (other than changes in par value or from par value to no par value or from no par value to par value or changes as a result of a subdivision or combination) in outstanding shares of Common Stock, or (b) any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety; then the holder of each share of Convertible Preferred Stock then outstanding shall upon conversion of such share have the right to convert such share only into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, reorganization, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of Convertible Preferred Stock immediately prior to such consolidation, reorganization, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
         (f). The provisions of this paragraph (6) shall similarly apply to successive consolidations, reorganizations, mergers, sales or conveyances.

                  (7) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the shares of Convertible Preferred Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

                  The Corporation covenants that if any shares of Common Stock required to be reserved for purposes of conversion of the shares hereunder require registration with or approval of any governmental authority under any Federal or State law or regulation before such shares may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. The Corporation will use its best efforts to list the shares of Common Stock required to be delivered upon conversion of shares prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery, and, if such outstanding Common Stock is not listed on any exchange but is traded in the over-the-counter market, to qualify such shares for trading and quotation privileges such as are then available for the outstanding Common Stock. The Corporation covenants that all shares of Common Stock which shall be issued upon conversion of the shares will upon issue be fully paid and non-assessable and not subject to any preemptive rights.

                  (8) Before taking any action which would cause an adjustment reducing the conversion price below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at the conversion price as so adjusted.

                  (9) The issuance of certificates for shares of Common Stock upon conversion shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

                  (10) Notwithstanding anything elsewhere contained in these Articles, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on or the redemption price of any of the shares of Convertible Preferred Stock and which shall not be required for such purposes because of the conversion of such shares, as provided in this Section (f), shall, upon delivery to the paying agent of evidence satisfactory to it of such conversion, be repaid to the Corporation by the paying agent.

                  (11) If and whenever the Corporation shall grant to the holders of Common Stock, as such, rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right or option to purchase Common Stock at a price per share less than the current market price per share (as determined pursuant to subparagraph 4(d) above) on the day fixed for determining those holders of Common Stock entitled thereto, the Corporation shall concurrently therewith grant to the then registered holders of shares of Convertible Preferred Stock all of such rights or options to which such holder would have been entitled if, on the date of determination of shareholders entitled to the rights or options being granted by the Corporation, such holder were the holder of record of the number of whole shares of Common Stock then issuable upon conversion of his shares of Convertible Preferred Stock. Such grant by the Corporation to the holders of Convertible Preferred Stock shall be in lieu of any adjustment to the conversion price.

                  (12)  If:

                       (a) The Corporation shall take any action which would require an adjustment in the conversion price pursuant to subparagraph
         (4)(c) of this Section (f); or

                       (b) There shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value or from par value to no par value or from no par value to par value of the Common Stock), or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or any sale or transfer of all or substantially all of the assets of the Corporation; or

                       (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

                       then the Corporation shall cause to be filed with any conversion agent, and shall cause to be given to the holders of the shares of Convertible Preferred Stock at least ten days prior to the applicable date hereinafter specified, a notice that (i) the date on which a record is to be taken for the purpose of any distribution to holders of Common Stock, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a), (b) or (c) of this subparagraph (12).

                       (g)  Voting.

                       The shares of Convertible Preferred Stock shall not have any voting powers either general or special, except as required by law or regulation and except that unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least a majority of all of the shares of Convertible Preferred Stock, and all other series of Preferred Stock ranking on a parity with the Convertible Preferred Stock either as to dividends or upon liquidation and upon which like voting rights have been conferred and are then exercisable, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of such shares shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of any amendment thereto (including any Statement with Respect to Shares or any similar document relating to any series of Preferred Stock) so as to affect materially and adversely the rights, preferences, privileges or voting power of shares of Convertible Preferred Stock. In case the shares of Convertible Preferred Stock would be so affected in a materially different manner than any other series of Preferred Stock then outstanding by any such action, the holders of shares of Convertible Preferred Stock shall be entitled to vote as a separate class, and the Corporation shall not take such action without the consent or affirmative vote, as above provided, of at least a majority of the total number of shares of Convertible Preferred Stock then outstanding, in addition to or as a specific part of the consent or affirmative vote hereinabove otherwise required. The increase of the authorized amount of the Preferred Stock, or the creation, authorization or issuance of any shares of any other class of stock of the Corporation ranking, (i) junior to the Convertible Preferred Stock, or (ii) on a parity with the shares of Convertible Preferred Stock, as to dividends or upon liquidation, or the reclassification of any authorized or outstanding stock of the Corporation into any such junior or parity shares, or the creation, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any such junior or parity shares shall not be deemed to affect materially and adversely the rights, preferences, privileges or voting power of shares of Convertible Preferred Stock.

                       (h)  Liquidation Rights.

                            (1) Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to Convertible Preferred Stock upon liquidation, the amount of Two Thousand Dollars ($2,000.00) per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution, subject only to the provisions of this paragraph (1) of this Section (h). Once any portion of such a liquidation distribution is made to any holder of shares of Convertible Preferred Stock, there shall not be any conversion rights in respect of such shares pursuant to Section (f) hereof unless the full amount of such distribution in respect of such shares being converted is remitted to the Corporation prior to or contemporaneously with the conversion of such shares. All shares of Preferred Stock ranking in whole or in part prior to the shares of Convertible Preferred Stock as to liquidation shall be entitled to be paid to the extent of such priority in full in cash, or money for the payment thereof set apart, before any payment provided for in this Section (h) shall be made with respect to the shares of Convertible Preferred Stock.

                            (2) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (h).

                            (3) After the payment to the holders of the shares of Convertible Preferred Stock of the full preferential amounts provided for in this Section (h), the holders of shares of Convertible Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

                            (4) In the event the assets of the Corporation available for distribution to the holders of shares of Convertible Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (h), no such distribution shall be made on account of any of shares of any other class or series of Preferred Stock ranking in whole or in part on a parity with the shares of Convertible Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Convertible Preferred Stock, ratably, in proportion to the full distributable parity amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.


                  (i)  Priority.

                  For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                       (1) Prior to the shares of the Convertible Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of Convertible Preferred Stock. Each holder of any share of Convertible Preferred Stock, by his acceptance thereof, expressly covenants and agrees that the rights of the holders of any shares of any other series of Preferred Stock of the Corporation to receive dividends or amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be and hereby are expressly prior to his rights unless in the case of any particular series of Preferred Stock the certificate or other instrument creating or evidencing the same expressly provides that the rights of the holders of such series shall not be prior to the shares of Convertible Preferred Stock.

                       (2) On a parity with shares of Convertible Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Convertible Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Convertible Preferred Stock.

                       (3) Junior to shares of Convertible Preferred Stock, either as to dividends or upon liquidation, if such class or classes shall be Common Stock or if the holders of shares of Convertible Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary of involuntary, as the case may be, in preference or priority to the holders of shares of such class or classes.

                  (j) Payments. All payments to a holder of Convertible Preferred Stock shall be made at the office or agency of the Corporation maintained for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Corporation payment may be made (i) by check mailed to such holder at his address appearing on the records of the Corporation or, (ii) at the request of such holder, by wire transfer of immediately available funds to the address designated by such holder in writing.

                                    ARTICLE V
                               ISSUANCE OF SHARES

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least $1,000, consisting of money, labor done, or property actually received.

                                   ARTICLE VI
                                REGISTERED OFFICE

         The street address of the registered office of the Corporation is 16225 Park Ten Place, Suite 200, Houston, Texas 77084; and the name of the registered agent of the Corporation at such address is Thomas E. Bennett.

                                   ARTICLE VII
                                    DIRECTORS

         The number of directors constituting the initial board of directors of the Corporation is four, and the name and address of the persons who are to serve as such directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

                       Name                             Address

                  E. Garrett Bewkes, III       280 Park Avenue, 37th Floor
                                               New York, NY   10017

                  Robert V. Glaser             280 Park Avenue, 37th Floor
                                               New York, NY   10017

                  Charles J. Philippin         280 Park Avenue, 37th Floor
                                               New York, NY   10017

                  Christopher J. O'Brien       280 Park Avenue, 37th Floor
                                               New York, NY   10017

                                  ARTICLE VIII
                           DENIAL OF PREEMPTIVE RIGHTS

         No shareholder of the Corporation shall be entitled as a matter of rights to purchase or acquire any additional shares of stock of the Corporation or any security or other obligation convertible into, exchangeable for, or conferring the right to purchase or acquire, shares of stock of the Corporation.

                                   ARTICLE IX
                           DENIAL OF CUMULATIVE VOTING

         When electing directors, a shareholder of the Corporation shall not be permitted to cumulate such shareholder's vote.

                                    ARTICLE X
                      REQUIRED SHAREHOLDER VOTE AND CONSENT

         Except as otherwise required by law, the affirmative vote of the holders of a majority of the issued and outstanding shares of the Corporation shall decide any matter submitted to a vote of the shareholders of the Corporation. The holders of a majority of the issued and outstanding shares of the Corporation may take any action that the shareholders of the Corporation are permitted or required to take at a meeting pursuant to a consent setting for the action taken that such holders sign.

                                   ARTICLE XI
                                 INDEMNIFICATION

         The Corporation shall (i) indemnify any person who was, is, or is threatened to be made a defendant or respondent in any completed, pending, or threatened action, proceeding, or suit (whether civil, criminal, administrative, or investigative, any appeal in such action, proceeding, or suit, and any inquiry or investigation that could lead to such an action, proceeding, or suit) because such person was or is a director or officer of the Corporation, or while a director or officer of the Corporation, was or is serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, proceeding, or suit; and
(ii) advance reasonable expenses to such person in connection with such action, proceeding or suit. Any repeal or modification of this Article shall not adversely affect any rights to indemnification of any person with respect to any competed, pending, or threatened action, proceeding, or suit existing immediately prior to such repeal or modification. The rights provided in this Article shall not be exclusive of any other rights to which such person may be entitled under any provision of the bylaws of the Corporation, a resolution of the shareholders or the directors of the Corporation, an agreement, or otherwise.

                                   ARTICLE XII
                        LIMITATION OF DIRECTOR LIABILITY

         A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of his or her fiduciary duty as a director. Any repeal or modification of this Article shall not adversely affect any rights or protection of a director of the Corporation existing immediately prior to such repeal or modification.

                                   ARTICLE XIV
                                 CORPORATE POWER

         The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on the shareholders of the Corporation herein are granted subject to this reservation.